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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 _______________


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 APRIL 19, 1999


                          GENERAL CIGAR HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                 _______________


                        Commission file number: (1-12757)

                                 _______________


          Delaware                                             13-3922128
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


                                 _______________


      387 Park Avenue South                                     10016-8899
        New York, New York                                      (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (212) 448-3800

________________________________________________________________________________

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
                          GENERAL CIGAR HOLDINGS, INC.


ITEM 5. OTHER EVENTS
--------------------

As used herein, references to the "Registrant" mean General Cigar Holdings, Inc., references to "General Cigar" mean General Cigar Co., Inc., a wholly-owned subsidiary of the Registrant, and references to "MM" in the pro forma financial information mean General Cigar's mass-market cigar business.

On March 26, 1999, General Cigar and Swedish Match North America Inc., a Delaware corporation (the "Purchaser"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), pursuant to which the Purchaser agreed to purchase General Cigar's mass-market cigar business for $200 million in cash.

The accompanying pro forma financial information is being filed with the Securities and Exchange Commission (the "Commission") prior to the discussion of the sale of the mass-market business and the presentation of pro forma financial information at the Annual Meeting of Shareholders of the Registrant on April 20, 1999. The Registrant announced on April 13, 1999, in connection with its quarterly earnings release, that it will file such pro forma financial statements with the Commission on Form 8-K prior to the Annual Shareholders' meeting. See the Earnings Release filed herewith as Exhibit No. 99.

The proposed sale of the mass-market business has received early termination of antitrust review by the Federal Trade Commission. The transaction is subject to customary closing conditions and is expected to close within approximately two weeks.

FORWARD-LOOKING STATEMENTS

The pro forma financial statements presented herein on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitations, the Registrant's beliefs about trends in the cigar industry and its views about the long-term future of the industry and the Registrant. The following factors, among others, could cause the Registrant's financial performance to differ materially from that expressed in such statements: (i) changes in consumer preferences resulting in a decline in the demand for and consumption of cigars, (ii) an inability to reduce SG&A expenses as expected, (iii) an increase in the price of raw materials, (iv) additional governmental regulation of tobacco or further tobacco litigation, (v) enactment of new or significant increases in existing excise taxes, (vi) political and/or economic instability in foreign countries where the Company has operations, (vii) failure to remediate Year 2000 issues and (viii) other risks and uncertainties set forth in the Registrant's other filings with the Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED  --  Not applicable

(b)  PRO FORMA FINANCIAL INFORMATION

     The  following  unaudited  pro  forma  condensed   consolidated   financial
     statements are filed as part of this report.

      DESCRIPTION OF PRO FORMA FINANCIAL INFORMATION                       PAGE
      -------------------------------------------------------------------------

      Pro Forma Condensed Consolidated Balance Sheet
        as of February 27, 1999 ..........................................  F-1
      Pro Forma Condensed Consolidated Statement of Operations:
          For the Year Ended November 28, 1998............................  F-2
          For the 13 Weeks Ended February 27, 1999........................  F-3

     The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of February 27, 1999 reflects the financial position of the Registrant after giving effect to the sale of the mass-market net assets assuming that the sale occurred on February 27, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the year ended November 28, 1998 and the 13 weeks ended February 27, 1999, the end of the Registrant's first quarter, assume that the sale occurred on November 30, 1997 and November 29, 1998, respectively, and are based on the operations of the Registrant for the year ended November 28, 1998 and the 13 weeks ended February 27, 1999. Such pro forma financial statements also reflect the repayments of $54,000,000 of bank debt and $3,410,000 of a certain equipment loan.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed reasonable by management. Such consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the actual financial position or actual results of operations of the Registrant had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's audited 1998 financial statements included in Form 10-K, as filed with the Commission on February 26, 1999, and the Registrant's unaudited financial statements for the 13 weeks ended February 27, 1999, as filed with the Commission on April 13, 1999, and should be read in conjunction with the Notes to Consolidated Financial Statements appearing in those reports.

(c)  EXHIBITS

     The exhibit listed in the following table has been filed as part of this Current Report on Form 8-K.

      EXHIBIT
      NUMBER       DESCRIPTION OF EXHIBIT
      -------------------------------------------------------------------------

      99           Earnings Release, dated April 13, 1999

                         PRO FORMA FINANCIAL INFORMATION

                          GENERAL CIGAR HOLDINGS, INC.


                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AT FEBRUARY 27, 1999

                             (dollars in thousands)
                                   (Unaudited)

                                                          Pro Forma Adjustments
                                                          ---------------------
ASSETS                                       Historical    MM (A)      Other      Pro Forma
                                             ----------   -------   -----------   ---------
CURRENT ASSETS:
  Cash and cash equivalents...................  $ 3,923   $    -    $68,198 (B)    $ 72,121
  Receivables, net............................   28,171        -         -           28,171
  Inventories.................................  160,154     9,830        -          150,324
  Other current assets........................    7,694       325        -            7,369
                                                -------    ------    ------         -------
    TOTAL CURRENT ASSETS......................  199,942    10,155    68,198         257,985
Property and equipment, net...................   77,119    13,042        -           64,077
Intangible assets, net, principally
 trademarks and goodwill......................   70,511        -         -           70,511
Other assets..................................    1,864        -         -            1,864
                                                -------    ------    ------         -------
    TOTAL ASSETS.............................. $349,436   $23,197   $68,198        $394,437
                                                =======    ======    ======         =======


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities.... $ 26,915   $   914   $   -          $ 26,001
  Long-term debt due within one year..........    1,341       710       -               631 (C)
  Income taxes................................    1,936        -        -             1,936
                                                -------    ------    ------         -------
   TOTAL CURRENT LIABILITIES..................   30,192     1,624        -           28,568
Long-term debt................................   68,931     1,026   (57,410) (B)     10,495 (C)
Accrued retirement benefits...................   12,625        -         -           12,625
Deferred income taxes.........................   10,060        -         -           10,060
Other noncurrent liabilities..................   10,895        -         -           10,895
                                                -------    ------    ------         -------
   TOTAL LIABILITIES..........................  132,703     2,650   (57,410) (B)     72,643
                                                -------    ------    ------         -------
   TOTAL STOCKHOLDERS' EQUITY.................  216,733    20,547   125,608         321,794
                                                -------    ------    ------         -------
   TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY..................... $349,436   $23,197  $ 68,198        $394,437
                                                =======    ======    ======         =======

---------------------------------------------
(A) To  eliminate  the assets  sold and  liabilities  assumed,  included  in the balance sheet of MM as of February 27, 1999.

(B) To reflect the $200 million proceeds from the sale of MM, the $54.0 million repayment of bank debt, the $3.4 million repayment of a certain equipment loan, and the related $64.4 million of income tax liability and the estimated $10.0 million of transaction expenses and other costs related to the sale, which were assumed paid at February 27, 1999.

(C) The remaining outstanding debt represents $10.0 million of Villazon seller notes, due January 2002, which by their terms cannot be prepaid and capital lease obligations.


                                                                             F-1

                         PRO FORMA FINANCIAL INFORMATION

                          GENERAL CIGAR HOLDINGS, INC.


           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 28, 1998

                        (thousands except per share data)
                                   (Unaudited)


                                                         Pro Forma Adjustments (E)
                                                         ------------------------
                                             Historical    MM (A)      Other      Pro Forma
                                             ----------   -------   -----------   ---------
NET SALES....................................  $271,185   $84,940   $    -         $186,245
Cost of goods sold...........................   136,943    50,170        -           86,773
                                                -------    ------    ------         -------

GROSS PROFIT.................................   134,242    34,770        -           99,472
Selling, general and
 administrative expenses.....................    85,876    23,243     6,004  (B)     68,637
Special charges..............................     8,227        -       (752) (D)      7,475
                                                -------    ------    ------         -------

OPERATING PROFIT.............................    40,139    11,527    (5,252)         23,360

Gain on insurance settlement.................     3,753        -         -            3,753
Non operating income.........................       522        -         -              522
Interest expense.............................     4,390        -     (2,983) (C)      1,407
                                                -------    ------    ------         -------

Income before provision for income taxes.....    40,024    11,527    (2,269)         26,228
Provision for income taxes...................    14,209     4,303      (805)          9,101
                                                -------    ------    ------         -------

NET INCOME...................................   $25,815   $ 7,224  $ (1,464)       $ 17,127
                                                =======    ======    ======         =======



Basic net income per share...................   $  0.95                             $  0.63
                                                 ======                              ======
Weighted average common shares outstanding...    27,286                              27,286
                                                 ======                              ======

Diluted net income per share.................   $  0.92                             $  0.61
                                                 ======                              ======
Weighted average common shares
   and equivalents outstanding...............    28,102                              28,102
                                                 ======                              ======

---------------------------------------------
(A)  To eliminate the results of MM for the entire period.

(B) To reflect principally an allocation of general and administrative expenses from General Cigar to MM that would not be eliminated as a direct result of the sale of MM.

(C) To reflect interest expense on debt that is assumed to have been repaid at the beginning of the period with the proceeds from the sale.

(D)  To reflect special charges related to MM.

(E)  The pro forma  condensed  consolidated  statement  of  operations  does not reflect  the  net  gain  on  the  sale  of MM.  Such  gain  will  be net of
     professional   fees,  asset  write-offs,   severance  and  related  benefit
     expenses, and other costs related to the transaction.



                                                                             F-2

                         PRO FORMA FINANCIAL INFORMATION

                          GENERAL CIGAR HOLDINGS, INC.


           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE 13 WEEKS ENDED FEBRUARY 27, 1999

                        (thousands except per share data)
                                   (Unaudited)


                                                         Pro Forma Adjustments (D)
                                                         ------------------------
                                             Historical    MM (A)      Other      Pro Forma
                                             ----------   -------   -----------   ---------

NET SALES.....................................  $52,495   $18,385   $    -          $34,110
Cost of goods sold............................   27,801    11,189        -           16,612
                                                -------    ------    ------          ------

GROSS PROFIT..................................   24,694     7,196        -           17,498
Selling, general and
  administrative expenses.....................   17,693     4,961     1,204  (B)     13,936
                                                -------    ------    ------          ------

OPERATING PROFIT..............................    7,001     2,235    (1,204)          3,562

Non operating income..........................      107        -         -              107
Interest expense..............................    1,099        -       (748) (C)        351
                                                -------    ------    ------          ------

Income before provision for income taxes......    6,009     2,235      (456)          3,318
Provision for income taxes....................    2,043       760      (155)          1,128
                                                -------    ------    ------          ------

NET INCOME....................................  $ 3,966   $ 1,475  $   (301)        $ 2,190
                                                =======    ======    ======          ======



Basic net income per share....................  $  0.15                             $  0.08
                                                 ======                              ======
Weighted average common shares outstanding....   26,456                              26,456
                                                 ======                              ======

Diluted net income per share..................  $  0.15                             $  0.08
                                                 ======                              ======
Weighted average common shares
   and equivalents outstanding................   27,164                              27,164
                                                 ======                              ======


----------------------------------------------
(A)  To eliminate the results of MM for the entire period.

(B) To reflect principally an allocation of general and administrative expenses from General Cigar to MM that would not be eliminated due to the sale of MM.

(C) To reflect interest expense on debt that is assumed to have been repaid at the beginning of the period with the proceeds from the sale.

(D)  The pro forma  condensed  consolidated  statement  of  operations  does not reflect  the  net  gain  on  the  sale  of MM.  Such  gain  will  be net of
     professional   fees,  asset  write-offs,   severance  and  related  benefit
     expenses, and other costs related to the transaction.


                                                                             F-3

                          GENERAL CIGAR HOLDINGS, INC.

                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GENERAL CIGAR HOLDINGS, INC.

Date:  April 19, 1999                     By: /s/ Joseph Aird
                                              ---------------
                                              Joseph Aird
                                              Senior Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Acting Controller

                          GENERAL CIGAR HOLDINGS, INC.

                                  EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION
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   99         Earnings Release, dated April 13, 1999